SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 21, 2003

SEROLOGICALS CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	0-26126	58-2142225

(State or Other Jurisdiction	(Commission File)	(IRS Employee
of Incorporation)	Number)	Identification No.)

5655 Spalding Drive, Norcross, GA	30092

(Address of Principal Executive Offices)	(Zip Code)

(678) 728-2000

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

On February 20, 2003, the registrant issued a press release announcing its financial results for the fourth quarter and full year 2002. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.

The following Exhibit is filed or furnished as part of this Report to the extent described in Items 12.

Exhibit No.	Description of Exhibits

99.1	Press Release dated February 20, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Serologicals Corporation (Registrant)

Date: February 21, 2003	By:	/s/ Harold W. Ingalls

Harold W. Ingalls,
Vice President/Chief Financial Officer